Management Presentation
May 8, 2007

First Quarter 2007 Results

Exhibit
99.2

Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time.
Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.
These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

risks associated with effects of national and regional economic conditions;

the Company’s ability to attract new clients and retain existing clients;

the financial success of the Company’s clients;

the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option rights;

the Company’s ability to refinance its debt facilities prior to September 21, 2007;

the Company’s ability to retain and attract key employees;

the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;

foreign currency fluctuations; and

risks arising from the Company’s historical option grant practices.

The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry.  The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership.  At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions.  These opportunities require confidentiality and may involve negotiations that require quick responses by the Company.  Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

MDC PARTNERS

(US$ in millions)

	Three Months Ended March 31,		
	2007	2006	% Change
Revenue	$ 119.5	$ 98.1	*21.9 %*
Operating Expenses			
Cost of services sold	78.6	59.7	*31.5 %*
SG&A	34.2	29.8	*14.6 %*
D&A	6.0	6.8	*(12.0) %*
Impairment charges	4.5	-	*NM*
Operating Income	(3.6)	1.7	
Loss from Contining Operations	(8.8)	(4.4)	
Income (loss) from discontinued operations	-	(0.7)	
Net Loss	$ (8.8)	$ (5.1)

Summary of Consolidated Results

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

(US$ in millions)	2007	2006
Reported Revenue	$ 119.5	$ 98.1
Consolidation of equity affiliates	-	5.0
Client termination payment	-	(4.5)
Pro Forma Revenue	119.5	98.6
growth	*21%*	
Reported EBITDA	8.7	12.0
Consolidation of equity affiliates	-	0.6
Client termination payment	-	(4.5)
Retention bonus expense	0.9	-
MFP EBITDA loss	1.0	0.2
Pro Forma EBITDA	10.6	8.3
growth	*28%*	
Pro Forma Margin	8.9%	8.4%

Normalized Results

MDC PARTNERS

(US$ in millions)

	Three Months Ended March 31,		
	2007	2006	*% Change*
Revenue			
Strategic Marketing Services	$ 70.6	$ 56.9	*24.0* %
Customer Relationship Management	23.6	18.9	*24.7* %
Specialized Communication Services	25.4	22.3	*14.0* %
Total Revenue	$ 119.5	$ 98.1	*21.9* %

Summary of Segment Results – Revenue

Amounts and percentages may not foot due to rounding.

Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Acquisition Growth	0.3%	-	-	0.2%
Foreign Exchange Growth	-0.1%	-	-0.2%	-0.1%
Growth due to Accounting Changes	4.1%	-	11.1%	4.9%
Organic Growth	19.8%	24.7%	3.1%	17.0%

Q1 2007 Marketing Communications Revenue Growth by Segment

(US$ in millions)

	Three Months Ended March 31,			
	2007	2006	% Change	
EBITDA				
Strategic Marketing Services	$ 10.6	$ 12.1	*(12.6)*	%
Customer Relationship Management	2.1	1.6	*28.9*	%
Specialized Communication Services	1.0	3.4	*(70.7)*	%
Marketing Communications	13.7	17.1	*(20.2)*	%
margin	*11.4%*	*17.5%*		
Corporate Expenses	(5.0)	(5.1)	*(2.9)*	%
Total EBITDA	$ 8.7	$ 12.0	*(27.6)*	%
margin	*7.3%*	*12.5%*		

EBITDA Margins by Segment		
Strategic Marketing Services	15.0%	21.2%
Customer Relationship Management	9.0%	8.7%
Specialized Communication Services	4.0%	15.4%

Summary of Segment Results – EBITDA

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

(US$ in millions)

	Three Months Ended March 31,		
	2007	2006	% Change
MDC EBITDA			
Strategic Marketing Services	$ 6.8	$ 8.1	*(15.8)* %
Customer Relationship Management	2.1	1.6	*30.5* %
Specialized Communication Services	0.4	2.7	*(83.2)* %
Marketing Communications	9.4	12.4	*(24.3)* %
margin	*7.9%*	*12.6%*	
Corporate	(5.0)	(5.1)	*(2.9)* %
Total MDC EBITDA	$ 4.4	$ 7.3	*(39.3)* %
margin	*3.7%*	*7.4%*	

MDC EBITDA Margins by Segment		
Strategic Marketing Services	9.7%	14.3%
Customer Relationship Management	8.9%	8.5%
Specialized Communication Services	1.8%	12.0%

Summary of Segment Results – MDC’s Share of EBITDA

Amounts and percentages may not foot due to rounding.

(US$ in millions)

	Three Months Ended March 31, 2007	2006
Loss from Continuing Operations	($8.8)	($4.4)
Depreciation & Amortization	6.5	7.2
Stock Based Compensation	1.9	3.5
Impairment charges & Other	4.6	-
Cash Earnings	4.2	6.3
Diluted Shares	24.3	23.8
Cash EPS	$0.17	$0.27

Cash EPS Reconciliation

MDC PARTNERS

(US$ in millions)	Three Months Ended March 31, 2007	2006
MDC EBITDA	$4.4	$7.3
Cash provided by equity affiliates	-	0.5
Capital Expenditures	(3.6)	(5.0)
Cash Taxes	(0.6)	(0.4)
Cash Interest	(3.3)	(1.4)
FCF	($3.1)	$0.9

Free Cash Flow

Available Liquidity at March 31, 2007

(US$ in millions)		
Commitment Under Credit Facility	$	96.5
Bank Debt		0.5
Borrowings Under Credit Facility		78.4
Letters of Credit		3.9
Funds Available Under Credit Facility	$	13.7
Available Cash		4.8
Liquidity	$	18.5

Liquidity Profile

MDC PARTNERS

(US$ in millions)	Estimated Put Impact at March 31, 2007 Cash	Stock	Additional EBITDA in Period
2007	$8.5	$1.0	$1.9
2008	29.2	7.8	9.7
2009	12.5	3.8	1.5
2010	32.6	8.9	3.4
2011	1.9	0.9	1.5
Thereafter	12.5	3.1	2.0
Total	$97.2	$25.5	$20.0

Effective Multiple	*6.1*

Potential Contractual Put Obligations and Impact on EBITDA

MDC PARTNERS

(US$ in millions, except per share amounts)

	Marketing Communications	Corporate Expenses	Consolidated
Revenue	\$490 - \$500	-	\$490 - \$500
MDC's Share of EBITDA [1]	\$59.5 - \$60.5	\$19.5 - \$20.5	\$39.0 - \$41.0
Cash EPS [2]			\$1.28 - \$1.32
Free Cash Flow [3]			\$15.0 - \$17.0
Shares Outstanding - Diluted			24.8

(1) MDC's Share of EBITDA = Operating Income + Depreciation & Amortization + Stock-based Compensation - Minority Interest.

(2) Cash EPS = Income from Continuing Operations + Depreciation & Amortization + Stock-based Compensation.

(3) Free Cash Flow = MDC EBITDA + Cash Distributions from Unconsolidated Affiliates - Capital Expenditures - Cash Taxes - Cash Interest.

2007 Financial Outlook

MDC PARTNERS

(US$ in millions)	2007 Revenue Growth	
2006 Reported Revenue	$ 423.7	
Organic Revenue Growth	51.5	*12%*
Consolidation of Equity Affiliates	19.8	*5%*
2007 Revenue Expectation (midpoint)	$ 495.0	*17%*

2007 Organic Growth Outlook

Definition of Non-GAAP Measures

EBITDA:  EBITDA is a non-GAAP measure, that  represents operating profit plus depreciation and amortization, stock-based compensation and impairment charges. A reconciliation of “EBITDA” to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on May 8, 2007.

Organic Growth:  Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.

Cash Earnings:  Cash earnings is a non-GAAP measure that represents loss from continuing operations plus depreciation and amortization, stock based compensation and other non-cash charges.

Free Cash Flow:  Free cash flow is a non-GAAP measure that represents EBTIDA less minority interest plus cash distributions from unconsolidated affiliates less capital expenditures, less cash interest, less cash taxes.

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